UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23385

Axonic Alternative Income Fund

(exact name of registrant as specified in charter)

520 Madison Avenue, 42nd Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

Clayton DeGiacinto, President

c/o Axonic Capital

520 Madison Avenue, 42nd Floor

New York, New York 10022

(Name and Address of Agent for Service)

Copies of information to:

Jeffrey Skinner

Kilpatrick Townsend & Stockton LLP

1001 West Fourth Street

Winston-Salem, NC 27101

Registrant’s telephone number, including area code: (212) 259-0430

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report to Stockholders.

(a)

AXONIC ALTERNATIVE INCOME FUND

ANNUAL REPORT

October 31, 2025

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Update	2
Consolidated Schedule of Investments	4
Consolidated Statement of Assets and Liabilities	8
Consolidated Statement of Operations	9
Consolidated Statements of Changes in Net Assets	10
Consolidated Statement of Cash Flows	11
Consolidated Financial Highlights	12
Notes to Consolidated Financial Statements	14
Report of Independent Registered Public Accounting Firm	24
Additional Information	25
Trustees and Officers	26
Privacy Policy	27

Axonic Alternative Income Fund	Shareholder Letter
October 31, 2025 (Unaudited)

While 2024 was marked by wild narrative swings between expectations for recession and no landing, post-Liberation Day 2025 was characterized by an ever-louder drumbeat of sell-side bullishness. Though markets greeted Liberation Day unfavorably, we believed the market volatility was overdone and, after the drawdown, we became more constructive on risk assets. We do, however, maintain our view that the late-2025 instances of negative job growth – paired with stubbornly persistent goods inflation – will remain 2026 challenges. Ironically, the impact of job losses, some of which are a result of AI, on GDP growth has been offset by growth from AI capital expenditures. Moreover, in support of consumption, some alternative lenders have ignored job weakness and liberally extended credit – even while traditional banks have not. We remain concerned that some of the emerging fraud in private alternative credit is not idiosyncratic. We see risks to consumption as job losses and rising delinquencies, especially among alternative and subprime lenders, force lenders and their borrowers to hit the brakes.

Alongside consumer credit access and AI capital expenditures, lack of fiscal discipline (i.e., deficit spending) continues to help support economic growth. We do not expect to see any meaningful moderation in federal spending. Consequently, we also expect to see treasury issuance (particularly bills) that challenges reserve liquidity. The use of the standing repo facility (SRF) late in 2025, as well as the Fed’s commitment to buy up to three-year duration, provides some evidence in support of this concern. Moreover, as employment has weakened, inflation has remained well above the Fed’s 2% target, with only the most recent BLS data showing any concerted improvement. Survey data, for the most part, supports the idea that inflation remains sticky. In our view, the jury is still out on the impact of tariffs on inflation. For now, with a positively sloping yield curve, it’s steady as she goes, but the Fed’s job in 2026 will remain unusually tricky, as Chairman Powell himself articulated. When analyzing and selecting securities, this environment should provide opportunity to take advantage of spread volatility. It should also favor portfolios like ours that can act nimbly to capitalize on future dislocations across the credit market.

The Axonic Alternative Income Fund (“the Fund”) was up +10.67% for the fiscal year ended October 31, 2025, on a price-per-share performance basis that compares to the Fund's benchmark, the Bloomberg U.S. Aggregate Bond Index, having returned +6.16% for the twelve months ended October 31, 2025.

We remain convinced that this backdrop is well suited to our investment style and asset class expertise. Housing market dynamics have changed modestly. Some markets have demonstrated early weakness as rates have remained high and inventory levels have risen. Others have remained strong, but our universally bullish view of the asset class has become a more nuanced one. Overall, we believe our ability to differentiate among geographies and assets is our advantage. As the low-end consumer continues to struggle, a bifurcated consumer landscape is also providing opportunities for selective investments in consumer ABS. Because of exposure to lower-end consumers, some Whole Business Securitization (WBS) franchise businesses may also see strain – and create opportunity – in restaurant and related sectors. Commercial real estate will remain a source of interesting opportunities as asset values continue to reprice and certain office markets continue to recover. As more vulnerable parts of the capital markets continue to suffer and are forgotten by others, we may have opportunities to acquire cash-flowing assets at even more compelling valuations.

We continue to believe the Fund will represent an attractive solution for income-oriented investors in a challenging environment for traditional fixed income and equity strategies.

Thank you for your continued support.

Clayton DeGiacinto

Managing Partner, Co-Chief Investment Officer

Axonic Capital LLC

Matthew Weinstein

Partner, Co-Chief Investment Officer

Axonic Capital LLC

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. To obtain a prospectus containing this and other information, please call (212) 259-0430 or download the file from www.AxonicFunds.com. Please read the prospectus carefully before you invest.

Annual Report | October 31, 2025	1

Axonic Alternative Income Fund	Portfolio Update
October 31, 2025 (Unaudited)

Average Annual Total Returns (as of October 31, 2025)

	1 Month	Quarter	6 Month	YTD	1 Year	3 Year	5 Year	Since Inception*
Axonic Alternative Income Fund - Class I NAV	0.57%	2.24%	4.93%	8.81%	10.67%	9.88%	9.29%	5.34%
Bloomberg US Aggregate Bond Index(a)	0.62%	2.94%	3.50%	6.80%	6.16%	5.60%	-0.24%	2.00%

Past performance does not guarantee future results. Investment returns, and principal value of the Fund will fluctuate so that shares may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted above. For current performance information, please call 1-833-429-6642. Performance information is reported net of the Fund’s fees and expenses. Class I gross expenses are 4.32% and net expenses are 4.32% (as reported in the February 28, 2025 Prospectus). The Adviser has contractually agreed to waive its fees and/or reimburse certain expenses (inclusive of organizational and offering costs, but exclusive of any taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, 12b-1 fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses ) to limit the Fund’s Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement to 2.00% of the Fund’s average daily net assets (the “Expense Limit”) through February 28, 2026.

*	Fund’s inception date is December 31, 2018.
(a)	The Bloomberg US Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

Performance of $10,000 Initial Investment (as of October 31, 2025)

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, if repurchased, may be worth more or less than their original cost. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions. For the most current month-end performance please call 1-833-429-6642 (833-4Axonic) or visit at www.axonicfunds.com.

The Axonic Alternative Income Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund is suitable only for investors who can bear the risks associated with the Fund's limited liquidity and should be viewed as a long-term investment. The Fund’s shares have no history of public trading, nor is it intended that our shares will be listed on a national securities exchange at this time, if ever. Investing in the Fund’s shares may be speculative and involves a high degree of risk, including the risks associated with leverage. There is also the risk that shareholders may receive little or no return on their investment or that shareholders may lose part or all of their investment.

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares.

2	www.axonicfunds.com

Axonic Alternative Income Fund	Portfolio Update
October 31, 2025 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

GSF 2023-1 Investor, LLC	10.21%
Rivertree Landing Apartments LLC	4.21%
GSF 2025-AXMF1 EFX LLC	3.90%
Multifamily Structured Credit Risk, Series 2023-SN1, Class B	3.85%
MCR Mortgage Trust, Series 2024-TWA, Class HRR	3.79%
JPMCC Multifamily Housing Mortgage Loan Trust, Series 2025-Q032, Class D	3.17%
FRESB Mortgage Trust, Series 2025-SB119, Class B	3.15%
FRESB Mortgage Trust, Series 2025-SB122, Class B	3.05%
FRESB Mortgage Trust, Series 2024-SB114, Class B	2.96%
FRESB Mortgage Trust, Series 2024-SB117, Class B	2.77%
Top Ten Holdings	41.06%

Portfolio Composition (as a % of Net Assets)*

Commercial Real Estate Securities	47.84%
Cash, Cash Equivalents & Other net Assets	16.76%
Invest in Joint Ventures	15.66%
Loans	9.71%
Asset-Backed Securities	4.89%
Residential Mortgage-Backed Securities	2.88%
Financials	1.35%
Corporate Bonds	0.91%
100.00%

*	Holdings are subject to change and may not reflect the current or future position of the portfolio. Tables present indicative values only.

Annual Report | October 31, 2025	3

Axonic Alternative Income Fund	Consolidated Schedule of Investments
October 31, 2025

Description	Shares	Value
COMMON STOCKS (0.03%)
United States (0.03%)
Financials (0.03%)
Redwood Trust, Inc. REIT(a)	21,780	$115,652
TOTAL COMMON STOCKS
(Cost $237,536)		115,652

	Rate	Shares	Value
PREFERRED STOCKS (1.32%)
United States (1.32%)
Financials (1.32%)
ACRES Commercial Realty Corp., Series D(a)(b)	7.88%	17,823	393,888
TCG Hunstville JV LLC(b)	11.80%	4,687,506	4,684,225
TOTAL PREFERRED STOCKS
(Cost $5,122,050)			5,078,113

	Rate	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (4.89%)
Cayman Islands (1.10%)
Pioneer Aircraft Finance, Ltd., Series 2019-1, Class C(c)	6.90%	06/15/26	$1,896,103	$1,832,583
Project Silver, Series 2019-1, Class B(c)	4.95%	07/15/26	2,190,865	1,974,189
Thunderbolt III Aircraft Lease, Ltd., Series 2019-1, Class B(c)	4.75%	11/15/26	494,440	429,273
United States (3.79%)
Castlelake Aircraft Structured Trust, Series 2017-1R, Class C(c)	6.50%	08/15/41	808,793	784,772
FAT Brands GFG Royalty I LLC, Series 2021-1A, Class A2(c)(d)	7.00%	07/25/51	1,317,120	1,265,489
FAT Brands GFG Royalty I LLC, Series 2022-1A, Class A2(c)	7.00%	07/25/26	800,160	783,837
Prop, Ltd., Series 2017-1, Class B(c)(d)	6.90%	03/15/42	4,434,808	3,481,324
Prop, Ltd., Series 2017-1, Class C(d)	9.55%	03/15/42	6,003,442	2,371,359
Sapphire Aviation Finance II, Ltd., Series 2020-1A, Class C(c)	6.78%	03/15/27	4,558,187	4,339,850
Stonepeak 2021-1 ABS, Series 2021-1A, Class C(c)	5.93%	05/15/28	1,702,885	1,605,480

TOTAL ASSET-BACKED SECURITIES
(Cost $17,504,522)				18,868,156

COMMERCIAL MORTGAGE-BACKED SECURITIES (47.84%)
United States (47.84%)
BCP Trust, Series 2021-330N, Class C(c)(e)	1M CME TERM SOFR + 1.74%	06/15/38	4,111,000	3,269,067
Credit Suisse Commercial Mortgage Trust 2020-FACT E	9.81%	10/15/25	1,678,000	1,580,844
FREMF Mortgage Trust, Series 2018-KF44, Class C(c)(e)	30D US SOFR + 8.61%	02/25/26	2,925,558	2,910,930
FREMF Mortgage Trust, Series 2022-K748, Class D(c)(f)	0.00%	02/25/29	2,995,082	2,188,806
FREMF Mortgage Trust, Series 2022-K748, Class X2B(c)(g)	0.10%	02/25/29	12,739,389	34,396
FREMF Mortgage Trust, Series 2022-K748, Class X2A(c)(g)	0.10%	01/25/29	46,880,134	121,888
FREMF Mortgage Trust, Series 2022-KF144, Class CS(c)(e)	30D US SOFR + 6.00%	09/25/32	3,787,307	3,717,620
FRESB Mortgage Trust, Series 2017-SB28, Class B(c)(e)	30D US SOFR + 7.93%	01/25/27	1,214,363	1,202,097

See Notes to Consolidated Financial Statements.
4	www.axonicfunds.com

Axonic Alternative Income Fund	Consolidated Schedule of Investments
October 31, 2025

	Rate	Maturity Date	Principal Amount	Value
FRESB Mortgage Trust, Series 2017-SB32, Class B(c)(e)	30D US SOFR + 8.31%	04/25/27	$1,761,674	$1,745,819
FRESB Mortgage Trust, Series 2017-SB38, Class B(c)(e)	4.17%	08/25/27	264,518	263,672
FRESB Mortgage Trust, Series 2017-SB42, Class B(c)(e)	30D US SOFR + 7.61%	10/25/27	1,983,901	1,848,599
FRESB Mortgage Trust, Series 2020-SB74, Class B(c)(e)	4.16%	04/25/30	1,234,363	1,217,823
FRESB Mortgage Trust, Series 2020-SB76, Class B(c)(e)	3.99%	05/25/30	417,219	420,432
FRESB Mortgage Trust, Series 2020-SB81, Class B(c)(e)	7.50%	10/25/30	2,351,644	2,244,174
FRESB Mortgage Trust, Series 2021-SB83, Class X1(e)(g)	0.95%	01/25/41	8,133,907	220,129
FRESB Mortgage Trust, Series 2021-SB90, Class B(e)	7.50%	07/25/41	2,862,611	2,649,633
FRESB Mortgage Trust, Series 2021-SB93, Class B(e)	7.50%	10/25/41	3,854,794	3,622,350
FRESB Mortgage Trust, Series 2022-SB100, Class B(e)	7.50%	05/25/42	8,449,195	7,744,532
FRESB Mortgage Trust, Series 2022-SB95, Class B(c)(e)	7.26%	12/25/41	4,796,977	4,470,303
FRESB Mortgage Trust, Series 2022-SB98, Class B(c)(e)	7.50%	04/25/42	5,886,607	5,546,361
FRESB Mortgage Trust, Series 2023-SB106, Class B(e)	7.50%	05/25/33	7,670,413	6,940,957
FRESB Mortgage Trust, Series 2023-SB109, Class B(e)	7.50%	07/25/43	6,580,745	5,922,013
FRESB Mortgage Trust, Series 2024-SB114, Class B(e)	7.50%	05/25/34	12,719,631	11,451,483
FRESB Mortgage Trust, Series 2024-SB117, Class B(e)	7.50%	10/25/34	12,232,086	10,725,093
FRESB Mortgage Trust, Series 2025-SB119, Class B(e)	7.50%	01/25/35	13,992,040	12,198,260
FRESB Mortgage Trust, Series 2025-SB122, Class B(e)	7.50%	05/25/35	13,574,475	11,809,793
FRESB Multifamily Structured Pass Through Certificates, Series 2021-SB86, Class B(c)(e)	7.50%	03/25/41	2,687,780	2,481,359
GSF LLC, Series 2023-1, Class D(c)	7.40%	12/01/38	8,767,751	8,145,484
Hudsons Bay Simon JV Trust 2015-HBS, Series 2015-HB10, Class A10(c)	4.15%	08/05/34	4,677,207	4,667,385
Hudsons Bay Simon JV Trust 2015-HBS, Series 2015-HB10, Class C10(c)(e)	5.45%	08/05/34	6,652,596	6,626,651
JPMCC Multifamily Housing Mortgage Loan Trust, Series 2025-Q032, Class D(c)(e)	7.50%	11/25/54	13,401,071	12,298,163
MCR Mortgage Trust, Series 2024-TWA, Class F(c)	10.38%	06/12/27	2,600,000	2,626,000
MCR Mortgage Trust, Series 2024-TWA, Class HRR(c)	14.74%	06/12/27	14,700,000	14,673,540
Multifamily Structured Credit Risk, Series 2023-SN1, Class B(c)(e)	30D US SOFR + 7.00%	07/25/42	14,682,804	14,911,856
SMR 2022-IND Mortgage Trust, Series 22-IND, Class G(c)(e)	1M CME TERM SOFR + 7.50%	02/15/39	4,120,547	3,755,055
THPT Mortgage Trust, Series 2023-THL, Class F(c)(e)	7.19%	12/10/34	8,630,000	8,381,456

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $184,152,812)				184,634,023

CORPORATE BONDS (0.91%)
United States (0.91%)
GKN Subordinated CTL Pass-Through Trust/Auburn MI(c)(e)	0.00%	03/15/30	5,399,179	3,512,166

TOTAL CORPORATE BONDS
(Cost $3,732,656)				3,512,166

INVESTMENT IN JOINT VENTURES (15.66%)
United States (15.66%)
GSF 2023-1 Investor, LLC(h)(i)(j)(k)				39,550,026
GSF 2025-5 Portfolio Holding LLC(h)(i)(j)(k)				5,791,848

See Notes to Consolidated Financial Statements.

Annual Report | October 31, 2025	5

Axonic Alternative Income Fund	Consolidated Schedule of Investments
October 31, 2025

	Rate	Maturity Date	Principal Amount	Value
GSF 2025-AXMF1 EFX LLC(h)(i)(j)(k)				$15,113,865

TOTAL INVESTMENT IN JOINT VENTURES
(Cost $58,691,137)				60,455,739

LOANS (9.71%)
United States (9.71%)
CS Farmington Limited LP, G8 Farmington LLC, 264 Farmington LLC	12.00%	04/06/30	7,500,000	7,494,750
Portofino Mezz Partners, LLC	14.00%	07/01/29	7,000,000	6,995,800
Rivertree Landing Apartments LLC(k),(l)	30D US SOFR + 3.90%	09/06/28	16,315,000	16,305,211
Surfrider Montauk	1M US SOFR + 10.00%	04/09/27	6,685,819	6,677,127

TOTAL LOANS
(Cost $37,448,012)				37,472,888

RESIDENTIAL MORTGAGE-BACKED SECURITIES (2.88%)
United States (2.88%)
Bear Stearns Asset Backed Securities I Trust, Series 2006-AC3, Class M1(e)	1M CME TERM SOFR + 0.64%	05/25/36	2,109,690	433,440
Center Street Lending Resi-Investor ABS Mortgage Trust, Series 2024-RTL1, Class M(c)(d)	10.74%	05/25/27	5,264,000	5,321,524
Countrywide Home Loans Mortgage Pass-Through Trust, Series 2006-21, Class A6(e)	1M CME TERM SOFR + 0.48%	02/25/37	61,244	19,426
Dominion Mortgage Trust, Series 2025-RTL1, Class M(c)(d)	10.19%	09/25/27	3,000,000	3,065,093
LHOME Mortgage Trust, Series 2024-RTL1, Class M(c)(d)	11.95%	01/25/29	2,250,000	2,268,406
MASTR Asset Securitization Trust, Series 2006-1, Class 2A1(e)	1M CME TERM SOFR + 0.57%	05/25/36	106,601	18,308

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(Cost $11,120,249)				11,126,197

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS - COMMON SHARES (19.96%)
Money Market Fund (19.96%)
Dreyfus Government Cash Management	4.02%	36,284,133	36,284,133
First American Government Obligations Fund	4.06%	40,760,497	40,760,497

TOTAL SHORT TERM INVESTMENTS
(Cost $77,044,630)			77,044,630

TOTAL INVESTMENTS (103.20%)
(Cost $395,053,604)			$398,307,564

Liabilities in Excess of Other Assets (-3.20%)			(12,345,219)
NET ASSETS (100.00%)			$385,962,345

(a)	Non-income producing security.

See Notes to Consolidated Financial Statements.
6	www.axonicfunds.com

Axonic Alternative Income Fund	Consolidated Schedule of Investments
October 31, 2025

(b)	Perpetual maturity.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. The total value of Rule 144A securities amounts to $140,432,923, which represents 36.29% of net assets as of October 31, 2025.
(d)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at October 31, 2025.
(e)	Floating or variable rate security. The Reference Rates are described below. Interest rate shown reflects the rate in effect at October 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	Interest only securities.
(h)	Affiliated company. See Notes to the Consolidated Financial Statements.
(i)	Security considered restricted and illiquid. As of October 31, 2025, the total value of these investments amounts to $60,455,739 or 15.60% of the Fund’s net assets.
(j)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(k)	The Fund's interest in this loan is held through a wholly-owned LLC of the fund. See Notes 1 and 2 to the Consolidated Financial Statements and Consolidated Financial Highlights.
(l)	On October 31, 2025, securities valued at $16,305,211 were pledged as collateral for mortgage loan warehouse agreements.

Investment Abbreviations:

REIT - Real Estate Investment Trust

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US SOFR - 1 Month US SOFR as of October 31, 2025 was 4.20%

1M CME TERM SOFR - 1 Month CME SOFR as of October 31, 2025 was 4.00%

30D US SOFR - 30 Day US SOFR as of October 31, 2025 was 4.21%

MORTGAGE LOAN WAREHOUSE

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
UBS AG	1M SOFR + 4.15%	08/30/2023	10/01/2025	$12,236,250
				$12,236,250

See Notes to Consolidated Financial Statements.
Annual Report | October 31, 2025	7

Axonic Alternative Income Fund	Consolidated Statement of Assets and Liabilities
October 31, 2025

ASSETS:
Investments, at fair value (Cost $336,362,469)	$337,851,825
Investments in affiliates, at fair value (Cost $58,691,135)	$60,455,739
Dividend receivable	223,342
Interest receivable	2,575,292
Deferred offering cost	29,800
Receivable for fund shares sold	1,366,216
Prepaid loan commitment fee	148,851
Prepaid expenses and other assets	19,279
Total Assets	402,670,344

LIABILITIES:
Payable for investments purchased	2,296,317
Payable for mortgage loan warehouse (Cost $12,236,250)	12,236,250
Interest payable on reverse repurchase agreements	47,830
Income distribution payable	1,363,071
Accrued legal and audit fees payable	71,905
Due to Adviser	401,316
Accrued fund accounting and administration fees payable	85,399
Distribution and shareholder service fees payable	9,763
Accrued Chief Compliance Officer fee payable	3,014
Other payables and accrued expenses	193,134
Total Liabilities	16,707,999
Net Assets	$385,962,345

COMPOSITION OF NET ASSETS:
Paid-in capital	$384,645,551
Total distributable earnings (accumulated deficit)	1,316,794
Net Assets	$385,962,345

PRICING OF SHARES:
Class A
Net Assets	$15,588,790
Shares of beneficial interest outstanding (unlimited number of shares, no par value common share authorized)	767,684
Net Asset Value and redemption price per share	$20.31
Maximum Offering Price per Share (Including Maximum Sales Load of 2.50%)	$20.83
Class I
Net Assets	$370,373,555
Shares of beneficial interest outstanding (unlimited number of shares, no par value common share authorized)	17,999,927
Net Asset Value and redemption price per share	$20.58

See Notes to Consolidated Financial Statements.
8	www.axonicfunds.com

Axonic Alternative Income Fund	Consolidated Statement of Operations
For the Year Ended October 31, 2025

INVESTMENT INCOME:
Dividends	$1,615,335
Interest	33,036,055
Interest from affiliates	4,824,307
Other income	166
Total Investment Income	39,475,863

EXPENSES:
Advisory fees (Note 5)	4,015,132
Audit and tax fees	60,110
Chief Compliance Officer fee (Note 5)	35,971
Custodian fees	65,339
Distribution fees
Class A	40,551
Fund accounting and administration fees (Note 5)	376,365
Insurance expenses	5,817
Interest on reverse repurchase agreements and mortgage loan warehouse	2,121,747
Interest expense on securitized debt	1,798,327
Loan commitment fee	179,102
Legal fees	928,854
Printing expenses	35,253
Registration expenses	86,204
Shareholder service fees
Class A	20,275
Transfer agent fees (Note 5)	134,605
Trustees' fees and expenses (Note 5)	112,256
Other expenses	167,718
Total expenses	10,183,626
Net Investment Income	29,292,237

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments	772,606
Net realized gain on affiliated securities	(642,081)
Net realized gain on interest rate swap contracts	127,104
Net change in unrealized appreciation on investments	1,284,968
Net change in unrealized depreciation on affiliate investments	1,764,604
Net Realized and Unrealized Gain on Investments	3,307,201

Net Increase in Net Assets from Operations	$32,599,438

See Notes to Consolidated Financial Statements.
Annual Report | October 31, 2025	9

Axonic Alternative Income Fund	Consolidated Statement of Changes in Net Assets

	For the Year Ended October 31, 2025	For the Year Ended October 31, 2024
FROM OPERATIONS:
Net investment income	$29,292,237	$17,472,499
Net realized gain	257,629	1,083,283
Net change in unrealized appreciation	3,049,572	4,821,716
Net Increase in Net Assets from Operations	32,599,438	23,377,498

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings
Class A	(730,606)	(3,091)
Class I	(28,202,256)	(17,446,750)
Decrease in Net Assets from Distributions to Shareholders	(28,932,862)	(17,449,841)

CAPITAL SHARE TRANSACTIONS:
Class A
Proceeds from sale of shares of beneficial interest	14,896,310	153,510
Distributions reinvested	507,031	3,088
Disbursements for redemption of shares of beneficial interest	–	(235)
Class I
Proceeds from sale of shares of beneficial interest	128,329,691	106,873,955
Distributions reinvested	14,465,677	7,745,663
Disbursements for redemption of shares of beneficial interest	(32,738,238)	(23,876,755)
Net Increase from Capital Share Transactions	125,460,471	90,899,226
Net Increase in Net Assets	129,127,047	96,826,883

NET ASSETS:
Beginning of period	256,835,298	160,008,415
End of period	$385,962,345	$256,835,298

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Class A
Beginning shares	7,772	–
Issued	734,943	7,630
Distributions reinvested	24,969	154
Redeemed	–	(12)
Net increase in capital shares	759,912	7,772
Ending shares	767,684	7,772
Class I
Beginning shares	12,626,040	8,128,479
Issued	6,269,628	5,306,343
Distributions reinvested	705,638	384,989
Redeemed	(1,601,379)	(1,193,771)
Net increase in capital shares	5,373,887	4,497,561
Ending shares	17,999,927	12,626,040

See Notes to Consolidated Financial Statements.
10	www.axonicfunds.com

Axonic Alternative Income Fund	Consolidated Statement of Cash Flows
For the Year Ended October 31, 2025

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$32,599,438
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investments	(234,042,462)
Proceeds from disposition of investments	184,199,239
Amortization of premium and accretion of discount on investments	(4,723,178)
Net purchases of short-term investment securities	(38,637,513)
Net realized (gain)/loss:
Investments	(130,525)
Interest Rate Swaps	(127,104)
Net change in unrealized (appreciation)/depreciation on investments	(3,049,572)
Net payments received from/(made to) counterparties for derivative contracts	127,104
(Increase) decrease in assets:
Dividend receivable	(223,342)
Interest receivable	(763,791)
Offering costs	24,357
Prepaid loan commitment fee	179,102
Prepaid expenses and other assets	(17,474)
Increase (decrease) in liabilities:
Due to adviser	200,705
Distribution and shareholder service fees payable	9,709
Accrued legal and audit fees payable	8,087
Accrued fund accounting and administration fees payable	32,058
Accrued chief compliance officer fee payable	98
Other payables and accrued expenses	154,146
Net cash used in operating activities	(64,180,918)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payable for reverse repurchase agreements	(20,657,000)
Payable for mortgage loan warehouse	(10,842,000)
Interest payable for reverse repurchase agreements	(236,507)
Proceeds from sale of shares	142,225,684
Cost of shares redeemed	(32,738,238)
Cash distributions paid	(13,579,117)
Net cash provided by financing activities	64,172,822

NET DECREASE IN CASH FOR THE PERIOD	(8,096)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	$8,096
CASH AND CASH EQUIVALENTS, END OF YEAR	$–
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense	$4,156,581
Non-cash financing activities not included herein consist of reinvestment of distributions of:	$14,972,708

See Notes to Consolidated Financial Statements.
Annual Report | October 31, 2025	11

Axonic Alternative Income Fund Class A	Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

	For the Year Ended October 31, 2025	For the Period November 1, 2023 (Commencement of Operations) to October 31, 2025
OPERATING PERFORMANCE:
Net asset value - beginning of period	$20.20	$19.71
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.70	1.57
Net realized and unrealized gain/(loss) on investments	0.21	0.71
Total Income from Investment Operations	1.91	2.28

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1.80)	(1.79)
Total Distributions to Shareholders	(1.80)	(1.79)

Net asset value - end of period	$20.31	$20.20

Total Investment Return - Net Asset Value(b)	9.92%	12.01	%(c)

RATIOS AND SUPPLEMENTAL DATA:
Net assets end of period (000s)	$15,589	$157
Including Interest Expense
Ratio of expenses to average net assets excluding reimbursement and recoupment of expenses(d)	4.16%	5.05	%(e)
Ratio of expenses to average net assets including reimbursement and recoupment of expenses(d)	4.16%	5.05	%(e)
Excluding Interest Expense
Ratio of expenses to average net assets excluding reimbursement and recoupment of expenses(d)	2.63%	2.80	%(e)
Ratio of expenses to average net assets including reimbursement and recoupment of expenses(d)	2.63%	2.80	%(e)
Ratio of net investment income to average net assets(d)	8.39%	7.81	%(e)
Portfolio turnover rate	62%	35	%(c)
BORROWINGS AT END OF PERIOD
Aggregate Amount Outstanding (000s)	$12,236	$43,735
Asset Coverage Per $1,000 (000s)(f)	32,730	6,865

(a)	Calculated using average shares method.
(b)	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude applicable sales charges.
(c)	Not annualized.
(d)	Expenses and net investment income/(loss) amounts used to calculate the ratios above include amounts allocated to investors. An individual investor's results may vary based on a variety of factors and the timing of capital transactions.
(e)	Annualized.
(f)	The asset coverage ratio is calculated as the Fund's total assets, less prepaid expenses and other asset amounts, divided by the indebtedness of the Fund.

See Notes to Consolidated Financial Statements.
12	www.axonicfunds.com

Axonic Alternative Income Fund Institutional Class	Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

	For the Year Ended October 31, 2025	For the Year Ended October 31, 2024	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
OPERATING PERFORMANCE:
Net asset value - beginning of period	$20.33	$19.68	$20.29	$22.54	$21.02
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.87	1.81	1.56	1.64	2.57
Net realized and unrealized gain/(loss) on investments	0.22	0.65	(0.40)	(1.46)	0.85
Total Income from Investment Operations	2.09	2.46	1.16	0.18	3.42

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1.84)	(1.81)	(1.62)	(2.10)	(1.90)
From net realized gains	–	–	–	(0.18)	–
From tax return of capital	–	–	(0.15)	(0.15)	–
Total Distributions to Shareholders	(1.84)	(1.81)	(1.77)	(2.43)	(1.90)

Net asset value - end of period	$20.58	$20.33	$19.68	$20.29	$22.54

Total Investment Return - Net Asset Value(b)	10.67%	13.00%	6.08%	0.74%	16.72%

RATIOS AND SUPPLEMENTAL DATA:
Net assets end of period (000s)	$370,374	$256,678	$160,008	$99,789	$33,456
Including Interest Expense
Ratio of expenses to average net assets excluding reimbursement and recoupment of expenses(c)	3.14%	4.26%	2.45%	2.22%	2.54%
Ratio of expenses to average net assets including reimbursement and recoupment of expenses(c)	3.14%	4.30%	2.76%	2.49%	2.35%
Excluding Interest Expense
Ratio of expenses to average net assets excluding reimbursement and recoupment of expenses(c)	1.90%	1.96%	1.72%	1.73%	2.19%
Ratio of expenses to average net assets including reimbursement and recoupment of expenses(c)	1.90%	2.00%	2.03%	2.00%	2.00%
Ratio of net investment income to average net assets(c)	9.12%	9.06%	7.89%	7.70%	11.51%
Portfolio turnover rate	62%	35%	39%	50%	41%

BORROWINGS AT END OF PERIOD
Aggregate Amount Outstanding (000s)	$12,236	$43,735	$21,475	$14,927	$8,607
Asset Coverage Per $1,000 (000s)(d)	$32,730	$6,865	$8,451	$7,685	$4,887

(a)	Calculated using average shares method.
(b)	During periods in which certain expenses were reimbursed, total returns would have been lower absent the expense limitation agreement. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude applicable sales charges.
(c)	Expenses and net investment income/(loss) amounts used to calculate the ratios above include amounts allocated to investors. An individual investor's results may vary based on a variety of factors and the timing of capital transactions.
(d)	The asset coverage ratio is calculated as the Fund's total assets, less prepaid expenses and other asset amounts, divided by the indebtedness of the Fund.

See Notes to Consolidated Financial Statements.
Annual Report | October 31, 2025	13

Axonic Alternative Income Fund	Notes to Consolidated Financial Statements
October 31, 2025

1. ORGANIZATION

Axonic Alternative Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on September 26, 2018 pursuant to a Declaration of Trust governed by the laws of the State of Delaware. The Fund engages in a continuous offering of shares and operates as an interval fund and makes quarterly offers to repurchase its shares at their net asset value (the “NAV”) in accordance with Rule 23c-3 under the 1940 Act. Axonic Capital LLC (the “Adviser”) acts as the Fund’s investment adviser. The Adviser is a registered investment adviser and is responsible for making the investment decisions for the Fund’s portfolio. The Fund’s investment objective is to seek total return. The Fund’s portfolio will be deemed to be non-diversified under the 1940 Act, meaning it may invest a greater percentage of its assets in a single or limited number of issuers than a diversified fund. Under normal circumstances, the Fund will concentrate its investments (i.e., invest 25% or more of its total assets (measured at the time of purchase)) in mortgage-related assets issued by government agencies or other governmental entities or by private originators or issuers.

The Fund currently offers Class A and Class I shares. Class I shares commenced operations on December 31, 2018 and Class A shares commenced operations on November 1, 2023. Class A shares are offered subject to a maximum sales charge of 2.50%. Class I shares are offered at NAV per share and are not subject to sales charges. The Fund may offer additional classes of shares in the future. The Fund has received exemptive relief from the Securities and Exchange Commission (“SEC”) that permits the Fund to issue multiple classes of shares.

The Fund’s assets may be invested in wholly-owned and controlled subsidiaries of the Fund (collectively, the “Subsidiaries”), each of which has the same investment objective as the Fund. All of the Subsidiaries, AAIDX Seller (U), GSF Quad2 LLC, GSF 2025-5 EFX LLC and AAIDX Lender LLC are Delaware limited liabilities companies. To the extent permitted by the 1940 Act, the Fund may make investments through the Subsidiaries, which are pass-through entities.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 “Financial Services – Investment Companies”. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Consolidation of Subsidiaries – The consolidated financial statements include the financial position and the results of operations of the Fund and its Subsidiaries. As of October 31, 2025, the total value of investments held by the Subsidiaries is $76,760,950, or approximately 19.89% of the Fund’s net assets.

All intercompany accounts and transactions have been eliminated in these consolidated financial statements.

Securities Valuation – The Fund values its investments at fair value. The Fund’s Board of Trustees (the “Board”) has approved pricing policies and procedures and fair valuation policies and procedures pursuant to which the Fund will value its investments. The Adviser has appointed an independent Administrator of the Fund, pursuant to the administration agreement, under which the Administrator independently calculates the daily NAV per share of the Fund. In doing so, the Administrator, on a daily basis, in compliance with the policies and procedures described above, independently values the investment positions within the Fund’s portfolio. The Administrator, at its discretion, may notify the Fund or the Board of any valuation conflicts and/or non-compliance with the policies and procedures. The Administrator and the Adviser include in quarterly written reports to the Board, confirmation that the policies and procedures provide fair and accurate prices. Securities listed on an exchange, including common stocks, are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined. Investments in shares of funds, including money market funds that are not traded on an exchange are valued at the end of day NAV per share of such fund.

Securities for which market prices are not “readily available” are valued in good faith by the Fund’s Adviser as “valuation designee” under the oversight of the Fund's Board. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser's fair valuation determinations will be reviewed by the Fund’s Board. The Advisor may, in turn and subject to its oversight, delegate pricing of securities for which market prices are readily available to the Fund’s administrator. All fair valuation determinations shall be made by the Fair Value Committee (the “Committee”), in accordance with policies and procedures established by the Adviser.

14	www.axonicfunds.com

Axonic Alternative Income Fund	Notes to Consolidated Financial Statements
October 31, 2025

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates net asset value; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Investments in joint ventures, structured credit, and other similar debt securities including, but not limited to, asset-backed securities, collateralized debt obligations, collateralized loan obligations, collateralized mortgage obligations, mortgage-backed securities, commercial mortgage-backed security, and other securitized investments backed by certain debt or other receivables (collectively, “Structured Credit Securities”), are valued on the basis of valuations provided by independent pricing services and/or dealers in those instruments recommended by the Adviser. Interest Rate Swaps are valued by an independent pricing service as approved by the Adviser. For centrally cleared swaps, the daily change in valuation and upfront payments, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities. In determining fair value, pricing services and dealers will generally use information with respect to transactions in the securities being valued, quotations from other dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities, and yield to maturity information. The Adviser will, based on its reasonable judgment, select the pricing services or dealer quotations that most accurately reflect the fair market value of the Structured Credit Security while taking into account the information utilized by the pricing services or dealers to formulate the quotation in addition to any other relevant factors.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee using the fair valuation policies and procedures adopted by, and under the supervision of, the Board. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

The fair valuation policies and procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by an independent pricing service and broker-dealer is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve and credit quality.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Annual Report | October 31, 2025	15

Axonic Alternative Income Fund	Notes to Consolidated Financial Statements
October 31, 2025

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. To the extent practicable, the Adviser generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s investments as of October 31, 2025:

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$115,652	$–	$–	$115,652
Preferred Stocks	393,888	4,684,225	–	5,078,113
Asset-Backed Securities	–	18,868,156	–	18,868,156
Commercial Mortgage-Backed Securities	–	184,634,023	–	184,634,023
Corporate Bonds	–	3,512,166	–	3,512,166
Investment In Joint Ventures	–	–	60,455,739	60,455,739
Loans	–	37,472,888	–	37,472,888
Residential Mortgage-Backed Securities	–	11,126,197	–	11,126,197
Short Term Investments	77,044,630	–	–	77,044,630
Total	$77,554,170	$260,297,655	$60,455,739	$398,307,564

(a)	For detailed descriptions of industries, see the accompanying Consolidated Schedule of Investments.

The following table discloses the purchase of Level 3 portfolio investments as well as the value of transfers into or out of Level 3 for the year ended October 31, 2025 of the Fund’s Level 3 portfolio investments:

	Investment in Joint Ventures	Total
Balance as of October 31, 2024	$35,086,820	$35,086,820
Accrued discount/premium	596,791	596,791
Return of Capital	–	–
Realized Gain/(Loss)	(642,081)	(642,081)
Change in Unrealized Appreciation/(Depreciation)	1,764,604	1,764,604
Purchases	24,962,876	24,962,876
Sales Proceeds	(1,313,271)	(1,313,271)
Transfer into Level 3	–	–
Transfer out of Level 3	–	–
Balance as of October 31, 2025	$60,455,739	$60,455,739
Net change in unrealized appreciation/(depreciation) included in the Consolidated Statements of Operations attributable to Level 3 investments held at October 31, 2025	$1,764,604	$1,764,604

16	www.axonicfunds.com

Axonic Alternative Income Fund	Notes to Consolidated Financial Statements
October 31, 2025

The table below provides additional information about Level 3 Fair Value Measurements as of October 31, 2025:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Fair Value	Valuation Technique	Unobservable Inputs	Value/Range
Investment in Joint Ventures	$60,455,739	Discount Cash Flow Method	Constant Prepayment Yield	0%-100%
			Constant Default Rate	0%
			Discount Rate	4.34%-17.50%

Securities Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income from REITs is recognized on the ex-dividend date. It is common for distributions from REITs to exceed taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investment in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

Premium and Discount Amortization/Paydown Gains and Losses – All premiums and discounts on fixed-income securities are amortized/accreted over the estimated lives of such securities for financial statement purposes using the effective interest method. Gains and losses realized on principal payments of mortgage-backed securities (paydown gains and losses) are classified as part of interest income.

Concentration of Credit Risk – The Fund places its cash with two banking institutions, which are insured by Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Federal and Other Taxes – No provision for income taxes is included in the accompanying consolidated financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and for the year ended October 31, 2025, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Consolidated Statement of Operations. The Fund files U.S. federal, state and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for all open tax years since inception have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders – Distributions from the Fund’s net investment income were accrued daily and paid quarterly through February 28, 2021. Effective March 1, 2021, distributions are accrued daily and paid monthly. However, there can be no assurances that the Fund will achieve any level of distribution to its Shareholders. The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Annual Report | October 31, 2025	17

Axonic Alternative Income Fund	Notes to Consolidated Financial Statements
October 31, 2025

3. DERIVATIVE CONTRACTS

The Fund may transact in credit default swaps, total return swaps, interest rate swaps, equity swaps, currency swaps and other types of swaps. Such transactions are subject to market risk, liquidity risk, risk of default by the other party to the transaction, known as “counterparty risk,” regulatory risk and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs.

Swap Agreements: Swap agreements are primarily entered into by institutional investors and the value of such agreements may be extremely volatile. Certain swap agreements are traded OTC between two parties, while other more standardized swaps must be transacted through a futures commission merchant and centrally cleared or exchange-traded. While central clearing and exchange-trading are intended to reduce counterparty credit and liquidity risk, they do not make a swap transaction risk-free. The current regulatory environment regarding swap agreements is subject to change. The Adviser will continue to monitor these developments, particularly to the extent regulatory changes affect the Fund’s ability to enter into or close out swap agreements.

The swap market has matured in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid; however there is no guarantee that the swap market will continue to provide liquidity and may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close derivative positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying loans or debt securities. The Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap and, therefore, incurs a form of leverage. The Fund would typically have to post collateral to cover this potential obligation.

Offsetting Arrangements: Certain derivative contracts and reverse repurchase agreements are executed under standardized netting agreements. A netting arrangement creates an enforceable right of off-set that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter, or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty risk by providing for a single net settlement with a counterparty for all financial transactions covered by the agreement in an event of default as defined under such agreement. The Fund invests in futures, interest rate swaps, and credit default swaps that are centrally cleared and not subject to the master netting agreements.

The table below is a summary of the effect of interest rate swaps on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations for the year ended October 31, 2025:

	Consolidated Statement of Assets and Liabilities	Consolidated Statement of Operations
	Derivative Assets Fair Value	Derivative Liabilities Fair Value	Net Realized Gain/ (Loss)	Net Change in Unrealized Appreciation / (Depreciation)
Interest swap contracts	$–	$–	$127,104	$–
Total derivatives	$–	$–	$127,104	$–

The average notional value of interest rate swap contracts during the year ended October 31, 2025 was $24,145,000.

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Axonic Alternative Income Fund	Notes to Consolidated Financial Statements
October 31, 2025

4. REVERSE REPURCHASE AGREEMENTS & MORTGAGE LOAN WAREHOUSE

The Fund may engage in reverse repurchase agreements. Reverse repurchase agreements are agreements that involve the sale of securities held by the Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. During the reverse repurchase agreement period, the Fund continues to receive interest and principal payments on the securities sold. The Fund may employ reverse repurchase agreements (i) for temporary emergency purposes or to meet repurchase requests so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which the Fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. At the time the Fund enters into a reverse repurchase agreement, it will segregate, and maintain, liquid assets having a dollar value equal to the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligations to repurchase the securities.

Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid to cover its obligations under reverse repurchase agreements. The segregated assets are found on the Fund's Consolidated Schedule of Investments as full or partially pledged securities. There was no securities pledged as collateral as of October 31, 2025. As all agreements can be terminated by either party on demand, face value approximates fair value at October 31, 2025. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy described above. For the year ended October 31, 2025, the average amount of reverse repurchase agreements outstanding was $13,989,512, at a weighted average interest rate of 6.63%. There were no reverse repurchase agreements outstanding on October 31, 2025.

On August 28, 2023, the Fund, as Guarantor, and AAIDX Seller (U), as Seller, entered into a commercial real estate debt financing facility (the “Warehouse”) to finance floating rate senior commercial mortgage loans secured by first mortgage liens with UBS AG. The maximum amount of the Warehouse is $100,000,000 and the termination date is three years from the closing date, renewable annually in advance. Interest is payable in arrears and calculated as the sum of 30-day term SOFR plus an agreed upon rate based on the applicable property type and cash flow classification. The total amount of borrowings at October 31, 2025 was $12,236,250 at a weighted average rate of 7.02%.

5. ADVISORY FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS

Advisory Fees – Pursuant to the investment advisory agreement by and between the Fund and the Adviser (the “Investment Advisory Agreement”), and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a management fee equal to 1.25% of the Fund’s average daily net assets. For the year ended October 31, 2025, the Fund incurred $4,015,132 in Advisory Fees.

The Adviser has contractually agreed to waive its fees and/or reimburse certain expenses (inclusive of organizational and offering costs, but exclusive of any taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, 12b-1 fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Fund’s expenses after Fee Waiver/Expense Reimbursement to 2.00% of the Fund’s average daily net assets (the “Expense Limit”) through February 28, 2026. The Expense Limit excludes certain expenses and, consequently, the Fund’s expenses after Fee Waiver/Expense Reimbursement may be higher than the Expense Limit. The contractual waiver and expense reimbursement may be changed or eliminated at any time by the Board of Trustees, on behalf of the Fund, upon 60 days’ written notice to the Adviser. The contractual fee waiver and expense reimbursement may not be terminated by the Adviser without the consent of the Board. The Adviser may recoup from the Fund any waived amount or reimbursed expenses pursuant to this agreement if such recoupment does not cause the Fund to exceed the current Expense Limit or the Expense Limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years after the end of the month in which the Adviser incurred the expense. As of October 31, 2025, the Adviser does not have any amounts available for recoupment.

Compliance Fees – ALPS Fund Services, Inc. provides Chief Compliance Officer Services to the Fund. Additionally, ALPS provides services in monitoring and testing the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS is compensated under the Chief Compliance Officer Services Agreement.

Annual Report | October 31, 2025	19

Axonic Alternative Income Fund	Notes to Consolidated Financial Statements
October 31, 2025

Fund Accounting and Administration Fees and Expenses – ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services.

Transfer Agent – DST Systems Inc., an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund (“Transfer Agent”).

Distributor – The Fund has entered into a distribution agreement with ALPS Distributors, Inc. (the “Distributor”) to provide distribution services to the Fund. There are no fees paid to the Distributor pursuant to the distribution agreement.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of ALPS. During the year ended October 31, 2025, no fees were retained by the Distributor.

Trustees – Officers of the Trust and the Trustees who are ‘interested persons’ of the Trust or the Adviser receive no salary from the Trust. The Independent Trustees also serve as independent trustees on the Board of Trustees of Axonic Funds, an open-end investment company for which Axonic Capital LLC also serves as the investment adviser. As of January 1, 2025 for their service on the Board and the Board of Trustees of Axonic Funds, the Independent Trustees receive the following fees, which are split between the Fund and the Axonic Strategic Income Fund pro rata based on assets under management: $75,000 annual retainer for each Independent Trustee, $10,000 annually for each Committee Chair, except for the Audit Committee Chair who is paid $15,000 annually, $6,250 for each quarterly meeting, $2,000 for each special meeting, and a fee of $15,000 per year for the Lead Independent Trustee.

6. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended October 31, 2025, amounted to $236,338,779 and $190,601,962, respectively.

7. JOINT VENTURES

On October 31, 2023, the Fund invested in GSF 2023-1 Investor LLC, on September 19, 2025, the Fund invested in GSF 2025-AXMF1 EFX LLC, and on October 1, 2025, the Fund invested in GSF 2025-5 Portfolio Holding LLC (together, the “Joint Ventures”). The Joint Ventures were formed to aggregate, acquire, own, and manage a portfolio of commercial real estate mortgage loans originated by third-party mortgage originators.

The Fund’s ownership interests in the Joint Ventures are passive in nature. A non-affiliated joint venture partner controls 50% of the voting interest and holds a minority economic interest in each Joint Venture. Accordingly, the Fund does not control the Joint Ventures and does not have the ability to direct the activities that most significantly impact their economic performance.

8. NEW ACCOUNTING PRONOUNCEMENTS AND RULE ISSUANCES

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted disclosures only and did not affect the Fund’s financial position nor the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by a public entity’s chief operating decision maker (the “CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s Principal Financial Officer, acting as the Fund’s CODM, has determined that the Fund has operated as a single segment since inception. The CODM monitors the operating results of the Fund, as a whole, and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of the related Prospectus, based on the defined investment objectives and strategies that are executed by the Fund’s portfolio management team. The financial information, in the form of the Fund’s holdings, total returns, expense ratios, and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions) are used by the CODM to assess the Fund’s performance versus the Fund’s benchmark and to make resource allocation decisions for the Fund’s segment, which is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the Fund’s Statement of Assets and Liabilities as “Total Assets” and significant segment expenses are listed on the Statement of Operations.

In December 2023, the FASB issued Accounting Standards update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosures requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. Fund Management is evaluating the impacts of these changes on the Fund’s financial statements.

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Axonic Alternative Income Fund	Notes to Consolidated Financial Statements
October 31, 2025

9. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

For the year ended October 31, 2025, there were permanent differences that resulted in adjustments to distributable earnings and additional paid-in capital. These differences are primarily attributed to return of capital distributions received from underlying securities and non-deductible excise tax paid.

Paid-in capital	Total distributable earnings/(accumulated deficit)
$(43,205)	$43,205

The tax character of distributions paid for the year ended October 31, 2025, was as follows:

2025
Distributions Paid From:
Ordinary Income	$28,932,862
Return of Capital	–
Total	$28,932,862

The tax character of distributions paid for the year ended October 31, 2024, was as follows:

2024
Distributions Paid From:
Ordinary Income	$17,449,841
Return of Capital	–
Total	$17,449,841

As of October 31, 2025, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

Accumulated net investment income	$3,780,714
Accumulated net realized loss	(1,837,996)
Net unrealized appreciation	2,263,295
Dividends payable	(2,889,219)
Total	$1,316,794

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next year:

Fund	Short Term	Long Term
Axonic Alternative Income Fund	$–	$1,837,996

Capital loss carryovers used during the year ended October 31, 2025 were $463,628.

Annual Report | October 31, 2025	21

Axonic Alternative Income Fund	Notes to Consolidated Financial Statements
October 31, 2025

As of October 31, 2025, net unrealized appreciation/(depreciation) of investments based on the federal tax cost were as follows:

Cost of investments for income tax purposes	$396,044,269
Gross appreciation (excess of value over tax cost)	$11,829,633
Gross depreciation (excess of tax cost over value)	(9,566,338)
Net unrealized appreciation	$2,263,295

The difference between book and tax basis cost of investments and net unrealized appreciation (depreciation) are primarily attributable to wash sales and other tax timing differences from partnerships.

10. REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the 1940 Act, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at NAV, of no less than 5% and no more than 25% of its issued and outstanding shares as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date. If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2.00% of the outstanding shares on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered, even if all of the shares in a shareholder's account are tendered. In the event of an oversubscribed offer, you may not be able to tender all shares that you wish to tender and you may have to wait until the next quarterly repurchase offer to tender the remaining shares, subject to any proration. Subsequent repurchase requests will not be given priority over other shareholder requests.

During the year ended October 31, 2025, the Fund completed four quarterly repurchase offers. The results of the repurchase offers were as follows:

	Repurchase Offer	Repurchase Offer	Repurchase Offer	Repurchase Offer
Commencement Date	22-Nov-24	21-Feb-25	23-May-25	22-Aug-25
Repurchase Request Deadline	20-Dec-24	21-Mar-25	20-Jun-25	19-Sep-25
Repurchase Pricing Date	20-Dec-24	21-Mar-25	20-Jun-25	19-Sep-25

Net Asset Value as of Repurchase Offer Date
Class I	$20.37	$20.44	$20.50	$20.59
Class A	$20.22	$20.26	$20.29	$20.34

Amount Repurchased
Class I	$14,398,212	$5,175,432	$9,265,797	$3,898,797
Class A	$–	$–	$–	$–

11. LINE OF CREDIT

On February 26, 2025, the Fund entered into a $30,000,000 uncommitted, secured, revolving line of credit agreement (“Credit Agreement”) with U.S. Bank National Association for redemption purposes, subject to annual renewal and other limitations of the 1940 Act for borrowings. The revolving line of credit agreement sets the maximum borrowing amount to the lesser of (i) $30,000,000, (ii) 15% of the gross market value of the Fund, and (iii) 33.33% of the market value of the unencumbered assets of the Fund. Borrowings under the Credit Agreement bear interest of the lender’s prime rate minus 1% at the time of borrowing. Borrowings under the Credit Agreement are secured by a perfected, first priority security interest in the assets of the Fund. The Fund had no borrowings during the year ended October 31, 2025.

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Axonic Alternative Income Fund	Notes to Consolidated Financial Statements
October 31, 2025

12. INVESTMENTS IN AFFILIATED COMPANIES

The Fund may invest in certain securities that are considered securities issued by affiliated companies. As defined by the 1940 Act, an affiliated person, including an affiliate company, is one in which a Fund owns 5% or more of the outstanding voting securities, or which is under common ownership or control with the Fund. The purchases, sales, interest income, capital gains, and value of investment in affiliated companies for the year ended October 31, 2025 were as follows:

Security Name	Fair Value as of October 31, 2024	Purchases	Sales	Amortization/ Accretion	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Fair Value as of October 31, 2025	Interest Income
GSF 2023-1 Investor, LLC(a)(b)	$35,086,820	$2,458,586	$–	$–	$2,004,620	$–	$39,550,026	$4,391,660
GSF 2025-AXMF1 EFX LLC(a)	–	15,084,402	–	557,548	(528,085)	–	15,113,865	423,639
GSF 2025-5 Portfolio Holding LLC(a)(b)	–	7,419,888	(1,313,271)	39,243	288,069	(642,081)	5,791,848	9,008
					$1,764,604	$(642,081)	$60,455,739	$4,824,307

(a)	The Fund owns approximately 65.4%, 25.0%, and 9.6% of the underlying investment of GSF 2023-1 Investor LLC, GSF 2025-AXMF1 EFX LLC, and GSF 2025-5 Portfolio Holding LLC, respectively, which qualify as a REIT for U.S. tax purposes.
(b)	The Fund’s ownership in the above investment is held through a wholly-owned special purpose vehicle, and is restricted from withdrawal until liquidation.

13. SIGNIFICANT SHAREHOLDERS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of October 31, 2025, the following entities owned beneficially more than 25% of the Fund’s outstanding shares. The shares may be held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately). Any transaction by these investors could have a material impact on the share class.

Name	Percentage
National Financial Services LLC	39.42%

14. SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued.

The Fund completed a quarterly repurchase offer on December 19, 2025, which resulted in 424,058 shares being repurchased for $8,498,908.

Management has determined that there were no other subsequent events to report through the issuance of these consolidated financial statements.

Annual Report | October 31, 2025	23

Axonic Alternative Income Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Axonic Alternative Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Axonic Alternative Income Fund (the “Fund”) as of October 31, 2025, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian, agent banks and counterparties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2019.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

December 30, 2025

24	www.axonicfunds.com

Axonic Alternative Income Fund	Additional Information
October 31, 2025 (Unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 888-926-2688, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 833-429-6642 (833-4Axonic), or on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT; the Fund’s Form N-PORT reports are available on the Fund’s website at https://www.axonicfunds.com and the SEC’s Website at http://www.sec.gov.

Annual Report | October 31, 2025	25

Axonic Alternative Income Fund	Trustees and Officers
October 31, 2025 (Unaudited)

The shareholders of the Fund, pursuant to a written consent to action, elected Mr. Joshua M. Barlow, Mr. Charles D. Mires and Mr. Thomas S. Vales to the Board of Trustees of the Trust effective April 15, 2020. The Board is responsible for the oversight of the management of the Fund, including general supervision and review of the service providers that perform the investment activities of the Fund. The Board, in turn, elects the officers of the Fund, who are responsible for administering the day-to-day operations of the Fund. Unless otherwise indicated in the table below, the address of each Trustee and officer of the Fund is c/o Axonic Capital LLC, 520 Madison Avenue, 42nd Floor, New York, New York 10022. Information about the Trustees and officers of the Fund is provided in the table below. Additional information about members of the Board of Trustees and Officers of the Trust is available in the Statement of Additional Information, which is available, without charge, upon request, by calling the Funds (toll-free) at 1-833-429-6642 (833-4Axonic).

Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen	Other Directorships During the Past 5 Years
INDEPENDENT TRUSTEES
Joshua M. Barlow (1978)	Independent Trustee	Indefinite Term; Since April 15, 2020	Managing Director, Valhalla Fiduciary (June 2018 – present); Head of Operational Due Diligence and Accounting and other positions, PAAMCO (Pacific Alternative Asset Management Company, LLC) (March 2006 – June 2018).	2	Axonic Funds; Corient Registered Alternatives Fund
Charles D. Mires (1960)	Lead Independent Trustee	Indefinite Term; Since April 15, 2020 (Lead Independent Trustee since January 1, 2025)	Director, CIB Marine Bancshares, Inc. (2010 – present); Retired from full time employment December, 2015; Director of Fixed Income, Alternative Strategies, and Third Party Mandates, Franklin Street Partners (2011 – 2015).	2	Axonic Funds; CIB Marine Bancshares, Inc.
Thomas S. Vales (1964)	Independent Trustee	Indefinite Term; Since April 15, 2020	Chief Executive Officer, TMC Bonds LLC (an alternative trading system for fixed income) (2000 – 2019); Member, FINRA Fixed Income Advisory Committee (2016 – 2018).	2	Axonic Funds
INTERESTED TRUSTEE**
Clayton DeGiacinto** (1972)	Trustee, President (Principal Executive Officer)	Indefinite Term; Since Inception	Managing Member and Chief Investment Officer, Axonic Capital LLC (2010 – present)	2	Axonic Funds
OTHER EXECUTIVE OFFICERS
Joseph Castellano (1989)	Treasurer (Principal Financial Officer)	Indefinite Term; Since November 2025

Axonic Capital (Chief Accounting Officer November 2025 – present; Senior Controller 2024-2025; Controller 2022-2024; Assistant Controller 2021-2022); MSD Partners LP (Assistant Controller 2021; Accountant 2017-2021).

				N/A	N/A
Chris Hughes (1980)	Secretary	Indefinite Term; Since May 2024	Chief Operating Officer (2019-present) and Director of Operations (2011-2019), Axonic Capital LLC.	N/A	N/A
Theodore Uhl (1974)	Chief Compliance Officer	Indefinite Term; Since May 2024	Vice President and Fund Chief Compliance Officer, SS&C Registered Fund Services, Inc. (2010- present).	N/A	N/A

*	The Fund Complex consists of the Fund and the Axonic Strategic Income Fund, the sole series of the Axonic Funds, a registered open-end investment company for which Axonic Capital LLC also serves as the investment adviser.
**	The Interested Trustee is an Interested Trustee because he is the Managing Member and Chief Investment Officer of the Axonic Capital LLC.

26	www.axonicfunds.com

Axonic Alternative Income Fund	Privacy Policy
October 31, 2025 (Unaudited)

In the course of its relationship with shareholders, the Trust gathers and maintains personal, non-public information regarding shareholders’ financial circumstances and investment objectives. The Trust is committed to maintaining the privacy and confidentiality of this information. In accordance with SEC privacy regulations, the Trust has adopted policies and procedures that address the collection, safeguarding, use, and sharing of nonpublic information about clients and potential clients. These policies address the protection of such information from unauthorized access or use, the Trust’s oversight of service providers with access to shareholder information, and procedures for providing privacy notices and, where required, notifications regarding certain information security incidents, all as required by applicable law and regulation.

A.	The Trust may collect nonpublic personal information about the Trust’s shareholders and potential shareholders from the following sources:

1.	information received from account applications, questionnaires, interviews, and information forms, which may include a shareholder’s name, address, social security number, information about a shareholder's investment goals and risk tolerance, and other personal or sensitive information;
2.	account history, including information about transactions with the Trust, its affiliates, or others and balances in a shareholder’s account;
3.	correspondence and other interactions (written or telephonic) between a shareholder and the Trust’s service providers and au theorized representatives; and consumer reports.

All client information is to be maintained in the Trust’s shareholder files and/or stored on appropriate electronic media. The Trust’s transfer agent, distributor or other service providers may maintain certain shareholder files on the Trust’s behalf. Information from potential clients may be filed in temporary files, but shall be subject to the same restrictions and limitations as other client files outlined below.

Trust personnel will not share or disclose nonpublic information regarding any client or potential client of the Trust, except (i) as necessary to service shareholder accounts including, without limitation, the settlement, billing, processing, clearing, or transferring of shareholder transactions; (ii) as otherwise directed by a shareholder; or (iii) as required by law. Access to shareholder files and information, whether in paper or electronic format, is limited to personnel of the Trust and its service providers (e.g., the Trust’s administrator, transfer agent, custodian and distributor) for the purposes of servicing shareholder accounts.

B.	The Trust will provide shareholders with a privacy notice (the “Privacy Notice”) before the shareholder invests in the Trust. The Privacy Notice shall detail the types of nonpublic client information collected, any information shared with third parties or with affiliates, the policies and practices the Trust has in place to protect the confidentiality and security of nonpublic client information; and the procedures to permit shareholders or potential shareholders to opt out of information sharing arrangements with third parties (inapplicable to the Trust and its service providers so long as sharing information is for the purpose of servicing shareholder accounts).

C.	The Trust shall distribute its updated Privacy Notice to its shareholders with its prospectus on an annual basis, unless an exception to annual delivery is available under applicable law. Annual Privacy Notices shall be sent by mail or, for shareholders who agree to receive information electronically, through electronic means consistent with regulatory requirements applicable to the electronic delivery of documents.

D.	The Trust will direct each of its service providers to adhere to this Privacy Policy with respect to all consumer, shareholder and former shareholder information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with this Privacy Policy. The Trust will seek to obtain an acknowledgement of this Privacy Policy from all third party service providers.

Annual Report | October 31, 2025	27

AXONIC ALTERNATIVE INCOME FUND

ANNUAL REPORT

October 31, 2025

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2(b) of Form-CSR, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant a waiver, including an implicit waiver, from a provision of the Code of Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is filed as an exhibit pursuant to Item 19(a)(1) of this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Joshua M. Barlow is the “audit committee financial expert” and is “independent”, as each term is defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s last two fiscal years ended October 31, 2024 and October 31, 2025, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $23,000 and $35,000, respectively.

(b)	Audit-Related Fees: For the registrant’s last two fiscal years ended October 31, 2024 and October 31, 2025, there were no fees billed for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees: For the registrant’s last two fiscal years ended October 31, 2024 and October 31, 2025, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of excise filings and income tax returns for the registrant, were $6,000 and $6,000, respectively.

(d)	All Other Fees: For the registrant’s last two fiscal years ended October 31, 2024 and October 31, 2025, there were no fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: Before an accountant is engaged by the registrant or its subsidiaries to render audit or non-audit services or by the registrant’s investment adviser to render non-audit services, the engagement must be pre-approved by the registrant's audit committee.

(e)(2)	There were no non-audit services approved or required to be approved by the registrant’s audit committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	There were no non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years ended October 31, 2024 and October 31, 2025.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to registrant.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to registrant.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to registrant.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to registrant.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable during the period covered by this report.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Fund, which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies (as defined below) and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. The Adviser has also adopted the following Proxy Voting Policies and Procedures (“Adviser’s Proxy Policies”).

In its role as investment adviser to the Fund, the Adviser has adopted those proxy voting policies adopted by the Fund. To the extent that the Fund’s policies do not cover potential voting issues with respect to proxies received by the Fund, the Fund has delegated to the Adviser the authority to act on its behalf to promote the Fund’s investment objective, subject to the provisions of the Trust’s policies regarding resolution of a conflict of interest with respect to the Adviser.

The Adviser will vote proxies in the best interests of the Fund. The Adviser will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and the selection of auditors, absent conflicts of interest (e.g., an auditor’s provision of non-audit services). The Adviser will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights. In reviewing proposals, the Adviser may also consider the opinion of management, the effect on management, the effect on shareholder value and the issuer’s business practices.

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of the Fund. A “conflict of interest,” means any circumstance when the Adviser (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted. The Adviser has adopted the Fund’s procedures as they relate to the resolution of conflicts of interest with respect to voting shares of the Fund.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers

As of the date of filing this report, the individuals listed below have primary responsibility for the day-to-day management of the registrant’s portfolio.

Clayton DeGiacinto,

Managing Partner, Co-Chief Investment Officer

Length of Service: Since Inception of the Registrant

Prior to forming Axonic in 2010, Mr. DeGiacinto was responsible for building out the mortgage investment platform at Tower Research Capital LLC and was the Senior Portfolio Manager for Split Level LLC, the predecessor fund to the Axonic Credit Opportunities Funds. He previously led a mortgage trading desk in the Fixed Income, Currency and Commodities division at Goldman Sachs & Co. Mr. DeGiacinto’s duties included the securitization and retention of bonds backed by adjustable rate and negatively amortizing residential mortgages. He was also responsible for running the RMBS credit book for all prime, alt-A and negatively amortizing structures. Mr. DeGiacinto previously served as a Captain in the U.S. Army in the 25th Infantry Division (Hawaii) after completing the U.S. Army Ranger School, Airborne School and Air Assault Course. He is a graduate of the United States Military Academy at West Point and holds an M.B.A. from the Wharton School at the University of Pennsylvania.

Matthew Weinstein

Partner, Co-Chief Investment Officer

Length of Service: Since Inception of the Registrant

Mr. Weinstein joined Axonic in 2012 and oversees the Firm’s investment team.  In his role, alongside the CIO, Mr. Weinstein oversees Axonic’s asset allocation, sector allocation, trading and investment management.  Mr. Weinstein was responsible for the firm’s build out of its commercial mortgage-backed securities (“CMBS”) and commercial real estate equity and debt businesses, and he serves as Head of the Real Estate Investment Committee.  Prior to joining the Firm, Mr. Weinstein was a Vice President at Macquarie Capital where he managed a CMBS principal investment strategy from 2010 through 2012.  From 2003 to 2008, he was an Associate Director in the CMBS group at Bear Stearns & Co.  Mr. Weinstein received his MBA in Finance at the New York University Stern School of Business and graduated from Cornell University with a BS in Industrial Labor Relations.

(a)(2) As of October 31, 2025, the Portfolio Managers listed above are also responsible for the day-to-day management of the following other accounts:

Clayton DeGiacinto

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
1 $3,947,009,584	17 $7,859,219,928	0 $0	0 $0	17 $7,859,219,928	0 $0

Matthew Weinstein

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
1 $3,947,009,584	17 $7,859,219,928	0 $0	0 $0	17 $7,859,219,928	0 $0

Potential Conflicts of Interest: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. For example, the management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client’s individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. The Adviser may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable to differences in investment guidelines and timing of cash flows. The Adviser also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser has adopted procedures for allocating investment opportunities across multiple accounts in a manner that is fair and equitable over time.

With respect to securities transactions for clients, the Adviser determines which broker to use to execute each order. However, the Adviser may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Fund. To deal with these situations, the Adviser has adopted procedures to help ensure best execution of all client transactions.

Finally, the appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee that relates to the management of one but not all accounts for which a portfolio manager has day-to-day management responsibilities.

(a)(3) Portfolio Manager Compensation as of October 31, 2025

Each Portfolio Manager is compensated solely based on their ownership interest in the Adviser.  As owners of the Adviser, each Portfolio Manager receives a guaranteed payment from the Adviser and may receive distributions from the Adviser which may come from profits generated by the Adviser.

(a)(4) Dollar Range of Securities Owned as of October 31, 2025

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Clayton DeGiacinto	$500,001-$1,000,000
Matthew Weinstein	$100,001-$500,000

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 16.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b))..

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to registrant.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	The Code of Ethics that that is the subject of the disclosure required by Item 2 of Corm N-CSR is attached hereto.

(a)(2)	Not applicable.

(a)(3)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Axonic Alternative Income Fund

By:	/s/ Clayton DeGiacinto
Clayton DeGiacinto (Principal Executive Officer)
Chief Executive Officer and President

Date:	January 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Axonic Alternative Income Fund

By:	/s/ Clayton DeGiacinto
Clayton DeGiacinto (Principal Executive Officer)
Chief Executive Officer and President

Date:	January 9, 2026

By:	/s/ Joseph Castellano
Joseph Castellano (Principal Financial Officer)
Treasurer and Chief Financial Officer

Date:	January 9, 2026